SUPPLEMENT TO FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
DECEMBER 30, 1998 PROSPECTUS

       SHAREHOLDER MEETING.    On or about December 15, 1999, a
meeting of the shareholders of Fidelity Latin America Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund will be held to consider a proposal which, if approved, will allow each fund to invest up to 35% of its assets in certain industries. Shareholders of record on October 18, 1999 are entitled to vote at the meeting.

   For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.

The following information replaces similar information for Japan Small Companies Fund found in the "Investment Summary" section on page P-6:

(small solid bullet) Investing at least 65% of total assets in securities of Japanese issuers with small market capitalizations (those with market capitalizations similar to companies in the Tokyo Stock Exchange Second Section Index or the JASDAQ Stock Index).

The following information replaces similar information for Japan Small Companies Fund found in the "Investment Details" section on page P-23:

FMR normally invests at least 65% of the fund's total assets in securities of Japanese issuers with small market capitalizations. Small market capitalization issuers are those whose market capitalization is similar to the market capitalization of companies in the Tokyo Stock Exchange (TSE) Second Section Index or the JASDAQ Stock Index at the time of the fund's investment. Issuers whose capitalization no longer meets this definition after purchase continue to be considered to have a small market capitalization for purposes of the 65% policy. As of May 31, 1999, the TSE Second Section Index included companies with capitalizations between $0.7 million and $7.9 billion. As of May 31, 1999, the JASDAQ Stock Index included companies with capitalizations between $2.7 million and $7.1 billion. The size of companies in these indexes changes with market conditions and the composition of the indexes. FMR may also invest the fund's assets in Japanese issuers with larger market capitalizations and in non-Japanese issuers. FMR normally invests the fund's assets primarily in common stocks.

The following information replaces similar information found in the "Investment Details" section beginning on page P-24:

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the types of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates each fund's investments in a particular country or group of countries, each fund's performance is expected to be closely tied to economic and political conditions within that country or group of countries and to be more volatile than the performance of more geographically diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

The following information replaces similar information found in the "Investment Details" section on page P-25:

The NORDIC economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the EMU restrictions by Finland, Denmark and Sweden have resulted in reduced government spending and higher unemployment. Norway has elected not to join the EU and the EMU and, as a result, has more flexibility to pursue different fiscal and economic goals. In addition a small number of companies and industries represent a large portion of the market in each of Denmark, Finland, Norway and Sweden.

The following information replaces similar information found in the "Investment Details" section on page P-26:

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.

The following information replaces similar information found in the "Buying and Selling Shares" section on page P-28:

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

The following information replaces similar information found in the "Account Features and Policies" section on page P-33:

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

The following information replaces similar information found in the "Fund Management" section on page P-35:

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for each fund. As of September 28, 1998, FIIA had approximately $1 billion in discretionary assets under management. Currently, FIIA is primarily responsible for choosing investments for Southeast Asia Fund and Hong Kong and China Fund. Currently, FIIA provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, France Fund, Germany Fund, Japan Fund, Japan Small Companies Fund, Latin America Fund, Nordic Fund, United Kingdom Fund and Pacific Basin Fund.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)L), in London, England, serves as a sub-adviser for each fund. As of September 28, 1998, FIIA(U.K.)L had approximately $2.3 billion in discretionary assets under management. Currently, FIIA (U.K.)L is primarily responsible for choosing investments for Emerging Markets Fund, Europe Fund, France Fund, Germany Fund, Nordic Fund, and United Kingdom Fund. Currently, FIIA (U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund.

(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Pacific Basin Fund, and Southeast Asia Fund. As of September 28, 1998, FIJ had approximately $3.96 billion in discretionary assets under management. Currently FIJ is primarily responsible for choosing investments for Japan Fund, and Japan Small Companies Fund. Currently, FIJ provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Emerging Markets Fund, Hong Kong and China Fund, Pacific Basin Fund, and Southeast Asia Fund.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

Effective October 1, 1999, the 13th and 14th paragraphs on P-35 in the "Fund Management" section are eliminated and are replaced with the following information:

Stephen Binder is manager of Canada. Previously, he managed other
Fidelity funds. Mr. Binder joined Fidelity as an analyst in 1989.

The following information supplements the information found on the back cover:

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-4008.